Supplement dated December 1, 2016 to the

PNC Funds Prospectus,

PNC High Yield Bond Fund Summary Prospectus and

PNC Funds Statement of Additional Information,

each dated September 28, 2016, as supplemented

PNC High Yield Bond Fund

This Supplement provides new and additional information beyond that contained in the above-mentioned prospectus and summary prospectus for the above-listed fund and should be read in conjunction with those documents.

On November 30, 2016, the Board of Trustees of PNC Funds approved a plan of liquidation for the PNC High Yield Bond Fund (the “Fund”). The liquidation of the Fund is expected to take place on or about January 31, 2017 (the “Liquidation Date”).  Effective after the close of business on December 9, 2016, the Fund’s shares will no longer be available for purchase by new investors.

The proceeds per share to each shareholder on the Liquidation Date will be the net asset value per share of the relevant class of shares of the Fund after all expenses and liabilities of the Fund have been paid or otherwise provided for. For federal income tax purposes, the receipt of liquidation proceeds will generally be treated as a taxable event and may result in a gain or loss for federal income tax purposes.  At any time prior to the Liquidation Date, shareholders of the Fund may redeem or, subject to investment minimums and other restrictions on exchanges, exchange their shares of the Fund pursuant to the procedures set forth under “Purchasing, Exchanging and Redeeming Fund Shares” in the Fund’s Prospectus.

Please contact PNC Funds at 1-800-622-FUND (3863) with any requests for additional information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SP-007-1216-4

SAI-PCA-1216-2

SUM-FIHY-1216